Exhibit 10 (ii)


                             SIXTH AMENDMENT TO THE
                   CURTISS-WRIGHT CORPORATION RETIREMENT PLAN

         THIS AMENDMENT, dated the 1st day of April 1998, to the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN:

                              W I T N E S S E T H:

         WHEREAS,   effective  May  1,  1953,  CURTISS-WRIGHT  CORPORATION  (the
"Company") established the CURTISS-WRIGHT CONTRIBUTORY RETIREMENT PLAN (the "Plan"); and

         WHEREAS, the Plan was restated in its entirety and renamed the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN, effective September 1, 1994; and

         WHEREAS, Section 12.01 of the Plan permits the Company to amend the Plan at any time.

         NOW, THEREFORE, the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN shall be, and is, hereby amended as follows:

         1. All references to the "Target Rock Corporation" will change to "Curtiss-Wright Flow Control Corporation".

         2. Subsection 9.02 (a) is hereby amended by adding the following subparagraph after Subsection 9.02 (a) (viii):

                  (ix) Metal Improvement Company, Inc., Long Island Division with respect to any such pensioner whose credited service was with the METAL IMPROVEMENT COMPANY, INC. LONG ISLAND DIVISION with benefits commencing on or after April 1, 1998, three dollars ($3.00) multiplied by his years of credited service on or after April 1, 1998, for any pension payments due for months commencing on or after April 1, 1998, credited service for vesting purposes shall commence April 1, 1998.

         3. This Sixth Amendment shall be effective April 1, 1998.

         IN WITNESS WHEREOF, the Curtiss-Wright Corporation Retirement Plan Committee hereby RESOLVES that the foregoing amendment be and hereby is adopted.


ATTEST:
                                                  CURTISS-WRIGHT CORPORATION
                                                  RETIREMENT PLAN COMMITTEE


------------------------------
Dana M. Taylor, Jr., Secretary

                            SEVENTH AMENDMENT TO THE
                   CURTISS-WRIGHT CORPORATION RETIREMENT PLAN


         THIS AMENDMENT, dated the 29th day of April 1998, to the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN:

                              W I T N E S S E T H:

         WHEREAS,   effective  May  1,  1953,  CURTISS-WRIGHT  CORPORATION  (the
"Company") established the CURTISS-WRIGHT CONTRIBUTORY RETIREMENT PLAN (the "Plan"); and

         WHEREAS, the Plan was restated in its entirety and renamed the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN, effective September 1, 1994; and

         WHEREAS, the Plan as so restated had several paragraphs out of order;

         NOW, THEREFORE, so as to correct the said out-of-order condition, the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN shall be, and is, hereby amended as follows:

         1. Article 9.02 Subsections (b) Early Retirement and (c) Total and Permanent Disability Retirement in their entirety are moved to follow Subsection
9.02 (a) (ix).

         IN WITNESS WHEREOF, the Curtiss-Wright Corporation Retirement Plan Committee hereby RESOLVES that the foregoing amendment be and hereby is adopted.


ATTEST:
                                                  CURTISS-WRIGHT CORPORATION
                                                  RETIREMENT PLAN COMMITTEE



------------------------------
Dana M. Taylor, Jr., Secretary

                             EIGHTH AMENDMENT TO THE
                   CURTISS-WRIGHT CORPORATION RETIREMENT PLAN


         THIS AMENDMENT, dated the 30th day of April 1998, to the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN:

                              W I T N E S S E T H:

         WHEREAS,   effective  May  1,  1953,  CURTISS-WRIGHT  CORPORATION  (the
"Company") established the CURTISS-WRIGHT CONTRIBUTORY RETIREMENT PLAN (the "Plan"); and

         WHEREAS, the Plan was restated in its entirety and renamed the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN, effective September 1, 1994; and

         WHEREAS, Section 12.01 of the Plan permits the Company to amend the Plan at any time.

         NOW, THEREFORE, the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN shall be, and is, hereby amended as follows:

         1. Subsection 1.13 is hereby amended by adding the following subparagraph:

                  "(e) Notwithstanding any provision in this Plan to the contrary, for purposes of determining Credited Service, an Employee hired on April 30, 1998 whose immediate prior service was with the Alpha Heat Treaters Division of Alpha-Beta Industries, Inc. shall have Credited Service computed from April 30, 1998."

         2.   Subsection   1.46  is  hereby  amended  by  adding  the  following
subparagraph:

                  "For periods of employment of an Employee hired on April 30, 1998 who, immediately prior thereto was employed with the Alpha Heat Treaters Division of Alpha- Beta Industries, Inc. such prior service, shall be included in the calculation of Vesting Years of Service, as herein defined."

         3. Subsection 2.01 is hereby amended by adding the following paragraph:

                  "(d) Any Employee hired on April 30, 1998 whose immediate prior service was with Alpha-Beta Industries shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include all full time service at Alpha-Beta Industries and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in sub-paragraphs (b) (i) and (ii) above."

         4. This Eighth Amendment shall be effective April 30, 1998.

         IN WITNESS WHEREOF, the Curtiss-Wright Corporation Retirement Plan Committee hereby RESOLVES that the foregoing amendment be and hereby is adopted.


ATTEST:
                                                  CURTISS-WRIGHT CORPORATION
                                                  RETIREMENT PLAN COMMITTEE



------------------------------
Dana M. Taylor, Jr., Secretary

                             NINTH AMENDMENT TO THE
                   CURTISS-WRIGHT CORPORATION RETIREMENT PLAN

AMENDMENT, made this 30th day of June 1998, to the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN (hereinafter called the "Plan"):

                                   WITNESSETH:

WHEREAS, CURTISS-WRIGHT CORPORATION (hereinafter called the "Company") adopted a defined benefit retirement plan for the Company's employees; and

WHEREAS, the Company has decided to amend the Plan; and

WHEREAS, Article 12 of the Plan permits the Company to amend the Plan from time to time.

NOW, THEREFORE, the CURTISS-WRIGHT CORPORATION RETIREMENT PLAN shall be and is hereby amended as follows:

1. Section 6.01 is amended by adding the following paragraph (c) at the end thereof:

        "(c) In addition to the benefit described in Section 4.02 and paragraphs (a) and (b) of this Section 6.01, the Normal Retirement Benefit of certain participants shall be increased. Participants described in Part A of Schedule I shall receive the increase set forth in subparagraphs (i) through (iii) herein. Participants described in Part B of Schedule I shall receive the increase set forth in subparagraph (iv) herein, adjusted for optional form of payment as provided in Section 7.02.

                  (i) The benefit described in Section 6.01(a) shall be increased by the sum of (A) and (B) below:

                           (A) the applicable factor in Schedule I multiplied by the employer accrued benefit under Section 6.01(a) as of the date of determination, but in no event later than December 31, 2000,

                           (B) the applicable factor in Schedule I multiplied by the employer accrued benefit under Section 6.01(a) as of the date of determination, but in no event later than December 31, 2000, multiplied by a Participant's Years of Credited Service after December 31, 1997 and before January 1, 2001.

                  (ii) The benefit described in Section 6.01(b) shall be increased by the sum of (A) and (B) below:

                           (A)      the  product  of the  applicable  factor  in
                                    Schedule I, multiplied by the fraction 10/3, multiplied by the sum of:

                                    (I)     one and one-half  percent of Average
                                            Compensation  in excess  of  Covered
                                            Compensation,      with      Average
                                            Compensation  determined  as of  the
                                            date  of  determination,  but  in no
                                            event later than  December 31, 2000,
                                            and Covered Compensation  determined
                                            as of December 31, 1997, plus

                                    (II)    one percent of Average Compensation,
                                            as  determined  in  accordance  with
                                            subparagraph   (I)   above,   up  to
                                            Covered  Compensation,  with Covered
                                            Compensation    determined   as   of
                                            December 31, 1997.

                           (B)      the  product  of the  applicable  factor  in
                                    Schedule I,  multiplied  by a  Participant's
                                    Years of Credited Service after December 31,
                                    1997 and before January 1, 2001, multiplied by the sum of:

                                    (I)     one and one-half  percent of Average
                                            Compensation  in excess  of  Covered
                                            Compensation,      with      Average
                                            Compensation       and       Covered
                                            Compensation  determined  as of  the
                                            date  of  determination,  but  in no
                                            event later than  December 31, 2000,
                                            plus

                                    (II)    one percent of Average  Compensation
                                            up  to  Covered  Compensation,  with
                                            Covered   Compensation  and  Average
                                            Compensation      determined      in
                                            accordance  with   subparagraph  (I)
                                            above.

                  (iii) The benefit described in Section 4.02 shall be increased by the sum of (A) to (D) below:

                           (A)      the applicable  factor described in Schedule
                                    I  multiplied  by  the  Participant's   Cash
                                    Balance Account as of December 31, 1997.

                           (B) the applicable factor described in Schedule I multiplied by the credit to the Participant's Cash Balance Account for the 1998 Plan Year.

                           (C)      the applicable  factor described in Schedule
                                    I   multiplied   by   the   credit   to  the
                                    Participant's Cash Balance Account for the
                                    1999 Plan Year.

                           (D) the applicable factor described in Schedule I multiplied by the credit to the Participant's Cash Balance Account for the 2000 Plan Year.

                  (iv) The  additional  benefits shall be set forth in Part B of
                       Schedule I.

                  (v)      In  the  event  the  limitation  on  Compensation  in
                           Section 401(a)(17) of the Code is increased at any time by statute or regulation (but not by application of the cost-of-living adjustment factor in Section 401(a)(17)(b) of the Code), all accruals under this section 6.01(c) shall cease as of the effective date of said increase.

                  (vi) If the Internal Revenue Service, upon timely application, determines that this Section 6.01(c) causes the Plan to lose its tax-exempt status, then this Ninth Amendment shall be void ab initio."

2. The Ninth Amendment shall be effective January 1, 1997, subject to receipt of written determination from the Internal Revenue Service, that the Plan as amended herein, continues to qualify under Section 401(a) of the Internal Revenue Code, and the related trust remains tax-exempt under Section 501(a) of said Code.